UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 20, 2010
ZEA CAPITAL FUND LLC
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	333-163888	26-4595280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Third Avenue, Suite 630, Cedar Rapids, Iowa		52401
(Address of Principal Executive Offices)		(Zip Code)

(319) 366-0456
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 17, 2010, Mary L. Elworth resigned as Chairman of the Board, as a Board member and as a member of the Investment/Valuation Committee of Zea Capital Fund LLC.

Following the recommendation of the Zea Corporate Governance and Nominating Committee, the Board has elected W. Mark Rosenbury, a current Board member, to serve as Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010
ZEA CAPITAL FUND LLC

	By:	/s/ James D. Thorp
James D. Thorp
President